UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 5, 2006

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    FLORIDA                        0 -10345                    59 -1588181
  ----------                 ----------------------           -------------
 (STATE OR OTHER            (COMMISSION FILE NUMBER)          (IRS EMPLOYER
  JURISDICTION OF                                              IDENTIFICATION
  INCORPORATION)                                               NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 5, 2006, Cache, Inc. (the "Company") issued a press release regarding its financial results for the thirteen week period ended April 1, 2006. The Company's press release regarding its financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         ITEM 9.01   EXHIBITS

99.1 Press release regarding financial results for the thirteen week period ended April 1, 2006.

                                   SIGNATURES

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


       DATED:  MAY 9, 2006         CACHE, INC.



                                           BY: /S/ BRIAN WOOLF
                                           ---------------------------------
                                           BRIAN WOOLF
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER